Exhibit 10.16

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of January 25, 2017 (the "Amendment"), by and among TELKONET, INC. and ETHOSTREAM LLC (together, "Borrowers" and each, a "Borrower"), and HERITAGE BANK OF COMMERCE ("Bank").

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016 (collectively, the "Agreement"). Borrowers have requested, and Bank has agreed, to waive certain Events of Default under the Agreement, as set forth herein.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.            Section 6.3(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)       within five (5) days of the 15th day and last day of each month, aged listing of accounts payable and a customer deposit listing;

2.            Section 6.3(i) of the Agreement is amended and restated in its entirety to read as follows:

(i)       within fifteen (15) days after the last day of each month, bank statement's listing the balances and activity in Borrowers' Wells Fargo Accounts;

3.            Section 6.3(j) of the Agreement is amended and restated in its entirety to read as follows:

(j)        within fifteen (15) days after the last day of each month, an inventory report and a list of Offsite Inventory.

4.            The following is added as new subsection (1) to the end of Section 6.3 of the Agreement:

(1)       within fifteen (15) days of the end of each calendar quarter, a deferred revenue schedule.

5.            Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)       EBITDA. Measured as of the end of each fiscal quarter, Borrowers shall achieve a year-to-date EBITDA of at least seventy percent (70%) of its projected EBITDA set forth in Borrower's board approved financial projections delivered to Bank in accordance with Section 6.3(f)), which amounts, for the quarters listed below, are set forth below:

Fiscal Quarter Ending	Projected Year-to-Date EBITDA	70% of Projected Year-to-Date EBITDA
March 31, 2017	$34,599	$24,219
June 30, 2017	$169,044	$118,331
September 30, 2017	$380,618	$266,432
December 31, 2017	$527,804	$369,463

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Notwithstanding the foregoing, if Borrowers deviate from its projected EBITDA by an amount that is less than $100,000, Borrowers shall be deemed in compliance with this Section 6.9(b).

6.            Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf' signature page were an original hereof.

9.            As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)       the original signed Amendment and all other Loan Documents being executed in connection herewith, duly executed by Borrower;

(b)       payment of an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(c)       such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By:	/s/ Jason L. Tienor

Name:	Jason L. Tienor

Title:	CEO

ETHOSTREAM LLC

By:	/s/ Jason L. Tienor

Name:	Jason L. Tienor

Title:	CEO

HERITAGE BANK OF COMMERCE

By:

Name:

Title:

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	HERITAGE BANK OF COMMERCE
FROM:	TELKONET, INC. and ETHOSTREAM LLC

The undersigned authorized officer of Telkonet, Inc., on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Borrower prepared financial statements	Quarterly within 45 days	Yes No
Compliance Certificate	Quarterly within 45 days	Yes No
Wells Fargo bank statements	Monthly within 15 days	Yes No
AIR & A/P Agings	Within 5 days of 15th and last day of each month	Yes No
Customer deposit listing	Within 5 days of 15th and last day of each month	Yes No
Borrowing base certificate	Within 5 days of 15th and last day of each month	Yes No
Inventory report	Monthly within 15 days	Yes No
Offsite Inventory listing	Monthly within 15 days	Yes No
Deferred revenue schedule	Quarterly within 15 days	Yes No
Annual financial statements (CPA Audited)	FYE within 120 days	Yes No
Annual financial projections and budget	Annual within 30 days before FYE	Yes No
Federal Tax Returns	Annual, within 15 days of filing	Yes No
10K and 10Q	(as applicable)	Yes No
A/R Audit	Initial and semi-annual	Yes No
IP Notices	As required under Section 6.10	Yes No

Financial Covenant	Required	Actual	Complies
Minimum Asset Coverage Ratio (Monthly)	1.25: 1.00	____:1.00	Yes No
Minimum YTD EBITDA (Negative deviation from board approved financial projections not to exceed 30% or $100,000; quarterly)		$__________	Yes No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER
TITLE	Date:

	Compliance Status	Yes No
DATE

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